UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 3, 2024

STEWART INFORMATION SERVICES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-02658	74-1677330
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1360 Post Oak Blvd, Suite 100, Houston, Texas 77056

(Address Of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2024, Stewart Information Services Corporation (the “Company”) entered into an Amended and Restated Employment Agreement (the “Employment Agreement”) with the Company’s Chief Executive Officer, Frederick H. Eppinger. The Employment Agreement extends the term of the Company’s prior employment agreement with Mr. Eppinger until December 31, 2028, which term was otherwise set to expire on December 31, 2025. Under the Employment Agreement, Mr. Eppinger’s base salary is initially set at $1,100,000 annually. Pursuant to the terms of the Employment Agreement, Mr. Eppinger is entitled to receive certain benefits upon the termination of his employment under certain circumstances. For periods commencing on and after January 1, 2026, in the event Mr. Eppinger’s employment is terminated due to voluntary retirement, as defined in the Company’s Executive Voluntary Retirement Plan (the “Plan”), Mr. Eppinger shall be entitled to certain benefits as provided pursuant to the Plan. The other components of Mr. Eppinger’s compensation are otherwise materially consistent with his compensation as described in the Company’s definitive proxy statement on Schedule 14A filed on March 26, 2024.

The foregoing is only a summary of certain of the terms of the Employment Agreement and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 5.02.

Item 7.01	Regulation FD Disclosure.

On December 3, 2024, the Company issued a press release announcing Mr. Eppinger’s contract extension. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference.

Item 9.01.	Financial Statements and Exhibits.

(d) EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement entered as of December 3, 2024, by and between Stewart Information Services Corporation and Frederick H. Eppinger

99.1	Press release of Stewart Information Services Corporation dated December 3, 2024, announcing contract extension for Frederick H. Eppinger

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION
(Registrant)

By:	/s/ Elizabeth K. Giddens
Elizabeth K. Giddens,
Chief Legal Officer and Corporate Secretary

Date: December 3, 2024